SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  April 6, 2005


                         QUEST GROUP INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                         0-26694                  87-0681500
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(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)

                 967 W. Center, Orem, Utah                      84057
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip code)


                                 (801) 765-1301
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 4 pages.

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Item 1.01 Entry into a Material Definitive Agreement

         On or about April 6, 2005, the Company received $100,000 in funding under the terms of an unsecured promissory note. The funds were lent to the Company by a single accredited lender, Dassity, Inc. Ms. Brenda Hall, a director of the Company, is the president and an owner of Dassity, Inc. This loan bears interest at the rate of four percent per annum and the note is payable on demand at any time after the twelve month anniversary date of the note. The Company does not have sufficient funding at this time to repay the amounts borrowed and there can be no assurance that sufficient funding will be received to repay the amounts owing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

         The Company has incurred direct financial obligations in connection with the $100,000 promissory note. The terms of this arrangement are further described in Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

         The Company issued a promissory note in the principal amount of $100,000 to a single accredited investor as further described in Item 1.01. The issuance of the promissory note was exempt from registration pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933 and pursuant to Regulation D as promulgated under the Securities Act of 1933. The Company did not use an underwriter in connection with this transaction.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                       Description
                  ------                       -----------

                   10.1             Promissory note in the principal amount of
                                    $100,000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QUEST GROUP INTERNATIONAL, INC.




Date: April 6, 2005                            By    /s/ Craig Davis
                                                   -----------------
                                                    Craig Davis
                                                    President

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